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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Action of 1934

        Date of Report (Date of Earliest event reported): April 29, 2003

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                                 PARENTECH, INC.
                      (formerly Premier Classic Art, Inc.)

             (Exact name of Registrant as specified in its charter)

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         Delaware                    001-15591                 94-3353519
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
incorporation or organization         Number)                  Number)

                        777 South Highway 101, Suite 215
                         Solana Beach, California 92075
                    (Address of principal executive offices)

                                 (858) 847-9000
              (Registrant's telephone number, including area code)

                            Premier Classic Art, Inc.
                               1158 Staffler Road
                              Bridgewater, NJ 08807
    (Registrant's former name or former address, if changed from last report)

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Item 4.  Changes in Certifying Accountant.

On April 29, 2003, Parentech, Inc. (formerly Premier Classic Art, Inc.) notified Stonefield Josephson, Inc. ("Stonefield Josephson"), the principal accountants that were engaged to audit Parentech's financial statements, that it had been dismissed as Parentech's principal accountants. Stonefield Josephson was engaged by Parentech on November 18, 2002 and it reviewed interim financial statements issued on reports on Form 8-K/A, filed on January 21, 2003 and January 23, 2003. During the period subsequent to November 18, 2002 and preceding Stonefield Josephson's dismissal, there were no disagreements between Parentech and Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of, would have caused Stonefield Josephson to make a reference to the subject matter of the disagreement(s) in connection with its review of Parentech's interim financial statements.

No opinions or reports were issued by Stonefield Josephson in connection with their review of Parentech's interim financial statements. In connection with its engagement with Parentech, Stonefield issued no reports that contained adverse opinions or disclaimers of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. A prior report on Parentech's financial statements issued by Parentech's former accountant did express uncertainties about Parentech's ability to continue as a going concern but did not contain any adverse opinions or disclaimers of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

Parentech requested a letter from Stonefield Josephson as to whether Stonefield Josephson agrees or disagrees with the above statements and received a response from Stonefield Josephson that it agrees with the above statements. Attached as an exhibit to this Report on Form 8-K is this letter from Stonefield Josephson addressed to the Securities and Exchange Commission, dated April 29, 2003, attesting to its agreement with the above statements.

On April 29, 2003 Parentech engaged Jewett, Schwartz & Associates ("Jewett Schwartz") to replace Stonefield Josephson as Parentech's new principal accountants to audit Parentech's financial statements. The decision to change accountants from Stonefield Josephson to Jewett Schwartz was recommended and approved by Parentech's board of directors.


Item 7.  Exhibits

         16.1 Letter regarding Change in Certifying Accountant, dated April 29, 2003.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    PARENTECH, INC.

Dated:   May 5, 2003                By:  /s/ Scott D. Landow
                                         -------------------------------------
                                         Scott D. Landow
                                         President


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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION

16.1               Letter regarding Change in Certifying Accountant, dated
                   April 29, 2003.



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